                                                                       Exhibit 1


                   AmeriCredit Automobile Receivables Trust 1997-A
                        Class A-1 5.5150% Asset Backed Notes
                     Class A-2 Floating Rate Asset Backed Notes
                         Class A-3 6.540% Asset Backed Notes
                          6.740% Asset Backed Certificates
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 25, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:    06/01/97
Monthly Period Ending:       06/30/97


I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
    A.   Beginning of period Aggregate Principal Balance                                                    $214,788,983
                                                                                                           -------------
    B.   Purchase of Subsequent Receivables                                                                            0
                                                                                                           -------------
    C.   Monthly Principal Amounts

         (1)  Collections on Receivables outstanding
                at end of period                                              5,708,895
                                                                            -----------
         (2)  Collections on Receivables paid of
                during period                                                 1,567,931
                                                                            -----------
         (3)  Receivables becoming Liquidated Receivables
                during period                                                 1,249,492
                                                                            -----------
         (4)  Receivables becoming Purchased Receivables
                during period
                                                                            -----------
         (5)  Cram Down Losses occurring during period
                                                                            -----------
         (6)  Other Receivables adjustments                                      14,792
                                                                            -----------
         (7)  Less amounts allocable to Interest                             (3,243,204)
                                                                            -----------
         Total Monthly Principal Amounts                                                                       5,297,906
                                                                                                           -------------
    D.   End of period Aggregate Principal Balance                                                          $209,491,077
                                                                                                           -------------
    E.   Pool Factor                                                                                          93.107170%
                                                                                                           -------------

                                                            Class A-1         ClassA-2        Class A-3        TOTAL
                                                            ---------         --------        ---------        -----
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:
    A.   Beginning of period Note Balance                  $43,409,899       $86,625,000     $70,300,000    $200,334,899
                                                         ---------------------------------------------------------------
    B.   Noteholders' Principal Distributable Amount         5,297,906                 0               0       5,297,906
    C.   Noteholders' Accelerated Principal Amount             883,642                 0               0         883,641
    D.   Accelerated Payment Amount Shortfall                  562,177                 0               0         562,176
    E.   Note Prepayment Amount                                      0                 0               0               0
                                                         ---------------------------------------------------------------

    F.   End of period Note Balance                        $36,666,174       $86,625,000     $70,300,000    $193,591,174
                                                         ---------------------------------------------------------------
    G.   Note Pool Factors                                  60.907266%       100.000000%     100.000000%      89.161163%
                                                         ---------------------------------------------------------------


III.     MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:
    A.   Beginning of period Certificate Balance                                                              $7,875,000
                                                                                                           -------------
    B.   Certificateholders' Principal Distributable Amount                                                            0
    C.   Certificateholders' Accelerated Principal Amount                                                              0
    D.   Certificate Prepayment Amount                                                                                 0
                                                                                                           -------------
    E.   End of period Certificate Balance                                                                    $7,875,000
                                                                                                           -------------
                                                                                                           -------------
    F.   Certificate Pool Factor                                                                             100.000000%
                                                                                                           -------------
                                                                                                           -------------

IV. RECONCILIATION OF PRE-FUNDING ACCOUNT:

    A.   Beginning of period Pre-Funding Account balance                                                              $0
                                                                                                           -------------

    B.   Purchase of Subsequent Receivables                                                           0
                                                                                          -------------
    C.   Investment Earnings                                                                          0
                                                                                          -------------
    D.   Investment Earnings Transfer to Collections Account                                         (0)
                                                                                          -------------
    E.   Payment of Mandatory Prepayment Amount                                                       0
                                                                                          -------------
                                                                                                                       0
                                                                                                           -------------
    F.   End of period Pre-Funding Account balance                                                                    $0
                                                                                                           -------------
                                                                                                           -------------
V.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

    A.   Total Monthly Principal Amounts                                                                      $5,297,906
                                                                                                           -------------
    B.   Required Pro-forma Security Balance                                                186,447,059
                                                                                          -------------
    C.   Pro-forma Security Balance (Assuming 100% Paydown of Total
           Monthly Principal Amounts)                                                       202,911,993
                                                                                          -------------
    D.   Step-down Amount (B. - C.)                                                                                    0
                                                                                                           -------------
    E.   Principal Distributable Amount (A.- D.)                                                              $5,297,906
                                                                                                           -------------

VI. RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

    A.   Beginning of period Capitalized Interest  Account balance                                                    $0
                                                                                                           -------------
    B.   Monthly Capitalized Interest Amount                                                          0
                                                                                          -------------
    C.   Investment Earnings                                                                          0
                                                                                          -------------
    D.   Investment Earnings Transfer to Collections Account                                         (0)
                                                                                          -------------
    E.   Payment of Overfunded Capitalized Interest Amount                                            0
                                                                                          -------------

    F.   Payment of Remaining Capitalized Interest Account                                            0
                                                                                          -------------
                                                                                                                       0
                                                                                                           -------------
    G.   End of period Capitalized Interest Account balance                                                           $0
                                                                                                           -------------

VlI.     RECONCILIATION OF COLLECTION ACCOUNT:

    A.   Available Funds:

         (1)  Collections on Receivables during period
                (net of Liquidation Proceeds)                                                $7,276,826
                                                                                          -------------
         (2)  Liquidation Proceeds collected during period                                      427,674
                                                                                          -------------
         (3)  Purchase Amounts deposited in Collection Account
                                                                                          -------------
         (4) (a) Investment Earnings - Collection Account                                        25,847
                                                                                          -------------
             (b) Investment Earnings - Transfer From Prefunding Account                               0
                                                                                          -------------
             (c) Investment Earnings - Transfer From Capitalized Interest Account                     0
                                                                                          -------------
         (5) Collection of Supplemental Servicing Fees                                           41,755
                                                                                          -------------
         (6) Monthly Capitalized Interest Amount                                                      0
                                                                                          -------------
         (7) Mandatory Prepayment Amount
                                                                                          -------------
         Total Available Funds                                                                                 7,772,102
                                                                                                           -------------
    B.   Distributions:

         (1) Base Servicing Fee and Supplemental Servicing Fees                                 439,114
                                                                                          -------------
         (2) Agent fees                                                                           6,870
                                                                                          -------------
         (3) Noteholders' Interest Distributable Amount
                    (a)  Class A - 1                                                            212,805
                                                                                          -------------
                    (b)  Class A - 2                                                            445,638
                                                                                          -------------
                    (c)  Class A - 3                                                            383,135
                                                                                          -------------
         (4) Noteholders' Principal Distributable Amount
                    (a)  Class A - 1                                                          5,297,906
                                                                                          -------------
                    (b)  Class A - 2                                                                  0
                                                                                          -------------
                    (c)  Class A - 3                                                                  0
                                                                                          -------------
         (5) Certificateholders' Interest Distributable Amount                                   44,231
                                                                                          -------------
         (6) Certificateholders' Principal Distributable Amount                                       0
                                                                                          -------------
         (7) Security Insurer Premiums                                                           58,761
                                                                                          -------------
         Total distributions                                                                                   6,888,460
                                                                                                           -------------

    C.   Excess Available Funds (or Deficiency Claim Amount )                                                    883,642
                                                                                                           -------------
    D.   Noteholders' Accelerated Principal Amount                                                              (883,642)
                                                                                                           -------------
    E.   Certificateholders' Accelerated Principal Amount
                                                                                                           -------------
    F.   Deposit to Spread Account                                                                                    $0
                                                                                                           -------------
                                                                                                           -------------
VIII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

    A.   Excess Available Funds (VI.C.)                                                        $883,642
                                                                                          -------------
    B.   Pro Forma Security Balance (II.A.-II.B.+III.A.)                                    202,911,993
                                                                                          -------------
    C.   Required Pro Forma Security Balance  (89% x (I.D.+IV.F.)                           186,447,059
                                                                                          -------------
    D.   Excess of Pro Forma Balance over Required Balance (B. - C.)                         16,464,934
                                                                                          -------------
    E.   End of Period  Class A-1 Note Balance                                               38,111,993
                                                                                          -------------
    F.   Greater of D. or E.                                                                 38,111,993
                                                                                          -------------
    G.   Accelerated Principal Amount (lesser of  A. or F.)                                                     $883,642
                                                                                                           -------------

IX.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

    A.   Pro Forma Security Balance                                                        $202,911,993
                                                                                          -------------
    B.   Required Pro Forma Security Balance                                                186,447,059
                                                                                          -------------
    C.   Excess of Pro Forma Balance over Required Balance  (A. - B.)                        16,464,934
                                                                                          -------------
    D.   End of Period  Class A-1 Note Balance                                               38,111,993
                                                                                          -------------
    E.   Greater of C. or D.                                                                 38,111,993
                                                                                          -------------
    F.   Excess Available Funds (VI.C.)                                                         883,642
                                                                                          -------------
    G.   Investment Earnings on Collection Account                                               25,847
                                                                                          -------------
    H.   Accelerated Payment Amount Shortfall (E.- F.G.)                                                     $37,254,198
                                                                                                           -------------

X.  RECONCILIATION OF SPREAD ACCOUNT:

    A.   Beginning of period Spread Account balance                                                          $19,331,008
                                                                                                           -------------
    B.   Additions to Spread Account
         (1)  Deposits from Collections Account (VI. F.)                                              0
                                                                                          -------------
         (2)  Investment Earnings                                                                85,366
                                                                                          -------------
         (3)  Deposits Related to Subsequent Receivables Purchases                                    0
                                                                                          -------------


         Total Additions                                                                                          85,366
                                                                                                           -------------
    C.   Spread Account balance prior to withdrawals                                                          19,416,374
                                                                                                           -------------

    D.   Requisite Amount of Spread Account
         (1)  Initial Spread Account Deposit                                                $15,195,170
                                                                                          -------------
         (2)  Subsequent Spread Account Deposits                                              5,054,825
                                                                                          -------------
         (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                     20,249,995
                                                                                          -------------
         (4)  9% of end of period Aggregate Principal Balance                                18,854,197
                                                                                          -------------
         (5)  $100,000                                                                          100,000
                                                                                          -------------
         (6)  2% of Original Pool Balance                                                     4,500,000
                                                                                          -------------
         (7)  End of period Note and Certificate Balance                                    201,466,174
                                                                                          -------------
         (8)  Lesser of (6) or (7)                                                            4,500,000
                                                                                          -------------
         (9)  Greater of (5) or (8)                                                           4,500,000
                                                                                          -------------
         (10) Aggregate Principal Balance                                                   209,491,077
                                                                                          -------------
         (11) End of period Note and Certificate Balance                                    201,466,174
                                                                                          -------------
         (12) Line (10) less line (11)                                                        8,024,903
                                                                                          -------------
         (13) OC level (12) / (10), Maximum 11%                                                   3.83%
                                                                                          -------------
         (14) 14% less OC level, if OC level is greater than 5%                                     n/a
                                                                                          -------------
         (15) Percent in (13) or (14)) x  End of period Aggregate Principal Balance                 n/a
                                                                                          -------------
         (16)       15% of end of period Aggregate Principal Balance if Trigger Date                n/a
                                                                                          -------------

         Requisite Amount of Spread Account (either (3), (4), (9), (15),or (16)as applicable)                 18,854,197
                                                                                                           -------------
    E.   Withdrawals from Spread Account
         (1)  Priority First - Deficiency Claim Amount
                                                                                                           -------------
         (2)  Priority Second through Third
                                                                                                           -------------
         (3)  Priority Fourth - Accelerated Payment Amount Shortfall                         37,254,198
                                                                                          -------------
                Accelerated Payment Amount Shortfall in Excess of Requisite Amount                               562,177
                                                                                                           -------------
         (4)  Priority Fifth through Sixth
                                                                                                           -------------
         (5)  Priority Seventh - to Servicer                                                                           0
                                                                                                           -------------
         Total withdrawals                                                                                       562,177

    F.   End of period Spread Account balance                                                                $18,854,197
                                                                                                           -------------
                                                                                                           -------------

XI. PERFORMANCE TESTS:
    A.       Delinquency Ratio
             (1)  Receivables with Scheduled Payment
                    delinquent more than 30 days
                    at end of period                                                        $18,708,942
                                                                                          -------------
             (2)  Purchased Receivables with Scheduled
                    Payment delinquent more than 30
                    days at end of period

             (3)  Beginning of period Principal Balance                                     214,788,983
                                                                                          -------------
             (4)  Delinquency Ratio (1)+(2) divided by (3)                                                         8.71%
                                                                                                           -------------
             (5)  Previous Monthly Period Delinquency Ratio                                                        7.65%
                                                                                                           -------------
             (6)  Second previous Monthly Period Delinquency Ratio                                                 5.00%
                                                                                                           -------------
             (7)  Average Delinquency Ratio (4)+(5)+(6)
                    divided by 3                                                                                   7.12%
                                                                                                           -------------
             (8)  Compliance (Delinquency Test Failure is a
                    Delinquency Ratio equal to or greater than 14%)                                                  yes
                                                                                                           -------------
    B.   Cumulative Default Rate
             (1)  Defaulted Receivables in Current Period                                    $2,494,756
                                                                                          -------------
             (2)  Cumulative Defaulted Receivables Including
                    Defaulted Receivables in Current Period                                   5,389,880
                                                                                          -------------
             (3)  Original Pool Balance                                                     224,999,940
                                                                                          -------------
             (4)  Cumulative Default Rate (2) divided by (3)                                                       2.40%
                                                                                                           -------------

             (5)  Compliance (Default Test Failure is a Cumulative
                    Default Rate equal to or greater than 8.74%.)                                                    yes
                                                                                                           -------------
    C.   Cumulative Net Loss Rate

             (1)  Receivables becoming Liquidated Receivables during period                  $1,249,492
                                                                                          -------------
             (2)  Purchased Receivables with Scheduled
                    Payment delinquent more than 30 days at end of period
                                                                                          -------------
             (3)  Cram Down Losses occurring during period
                                                                                          -------------
             (4)  Liquidation Proceeds collected during period                                 (427,674)
                                                                                          -------------
             (5)  Net Losses during period (1)+(2)+(3)-(4)                                      821,818
                                                                                          -------------
             (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                   358,295
                                                                                          -------------
             (7)  50% of Receivables with Scheduled Payment delinquent
                    more than 90 days at end of period                                        1,357,654
                                                                                          -------------
             (8)  Original Aggregate Principal Balance plus Pre-Funded Amount
                    as of the Closing Date                                                  225,000,000
                                                                                          -------------
             (9)  Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                              1.13%
                                                                                                           -------------
             (10) Compliance (Net Loss Test Failure is a
                    Net Loss Rate equal to or greater than 5.00%.)                                                   yes
                                                                                                           -------------
    D.       Extension Rate

             (1)  Principal Balance of Receivables extended during current period             1,424,121
                                                                                          -------------
             (2)  Beginning of Period Aggregate Principal Balance                           214,788,983
                                                                                          -------------
             (3)  Extension Rate (1) divided by (2)                                                                0.66%
                                                                                                           -------------
             (4)  Previous Monthly Extension Rate                                                                  0.22%
                                                                                                           -------------
             (5)  Second previous Monthly Extension Rate                                                           0.07%
                                                                                                           -------------
             (6)  Average Extension Rate (3)+(4)+(5) divided by 3                                                  0.32%
                                                                                                           -------------
             (7)  Compliance (Extension Test Failure is an
                    Extension Rate equal to or greater than 4%.)                                                     yes
                                                                                                           -------------
XII.        DELINQUENCY:
    A.   Receivables with Scheduled Payment delinquent
         (1)  31-60 days                                                                     #    1,240      $14,331,193
                                                                                          -------------     ------------
         (2)  61-90 days                                                                            271        3,218,512
                                                                                          -------------     ------------
         (3)  over 90 days                                                                           96        1,159,237
                                                                                          -------------     ------------
         Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                                   1,607      $18,708,942
                                                                                          -------------     ------------

XIV.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:
    A.  Beginning of period number of Receivables                                  18,508
                                                                            -------------
    B.  Number of Subsequent Receivables Purchased                                      0
                                                                            -------------
    C.  Number of Receivables becoming Liquidated
          Receivables during period                                                   184
                                                                            -------------
    D.  Number of Receivables becoming Purchased
          Receivables during period
                                                                            -------------
    E.  Number of Receivables paid off during period                                  197
                                                                            -------------
    F.  End of period number of Receivables                                        18,127
                                                                            -------------

XV. STATISTICAL DATA:

    A.  Weighted Average APR of the Receivables                                    19.73%
                                                                            -------------
    B.  Weighted Average Remaining Term of the Receivables                          49.39
                                                                            -------------
    C.  Average Receivable Balance                                                $11,557
                                                                            -------------
    D.  Aggregate Realized Losses                                              $1,180,113
                                                                            -------------

AmeriCredit Financial Services, Inc.

By:
       --------------------------------------
Name:  Daniel E. Berce
Title: Executive Vice-President
       Chief Financial Officer & Treasurer
Date:  July 7, 1997